SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2002

ADEPT TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-27122 (Commission File Number)	94-2900635 (IRS Employer Identification No.)

150 Rose Orchard Way San Jose, California (Address of Principal Executive Offices)	95134 (Zip Code)

Registrant’s telephone number, including area code: (408) 432-0888

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     This report consists of a press release issued by the Registrant to reaffirm guidance regarding its business outlook for the third quarter of fiscal 2002 and to announce further cost cutting measures. The press release issued by the Registrant on March 14, 2002 is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued on March 14, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.

Date: March 14, 2002	By:	/s/ Michael W. Overby

Michael W. Overby Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on March 14, 2002.